**Signatures:

Pursuant to Instruction 4(b)(v) of Form 4, each of the undersigned agree that this Form 4 is jointly filed on behalf of each of them in the capacities set forth below.

BAPEF INVESTMENTS XII, LIMITED      BARING ASIA PRIVATE EQUITY FUND LP4

By:       /s/ Connie A.E. Helyar    By:         /s/ Connie A.E. Helyar
   -----------------------------       -----------------------------------------
Name:    Connie A. E. Helyar        Name:    Connie A. E. Helyar
Title:   Director                   Title:   Director, Baring Asia (GP) Limited
                                             As General Partner of BAPEF
                                             Advisers LP as General Partner of
                                             the Baring Asia Private
                                             Equity Fund LP4

BARING ASIA PRIVATE EQUITY FUND LP1 BARING ASIA PRIVATE EQUITY FUND

                                                   CO-INVESTMENT LP

By:       /s/ Connie A.E. Helyar                   By:   /s/ Connie A.E. Helyar
   -------------------------------------------           -----------------------------------------
Name:  Connie A. E. Helyar                         Name: Connie A. E. Helyar
Title: Director, Baring Asia (GP) Limited          Title:Director, Baring Asia (GP) Limited
       As General Partner of BAPEF Advisers              As General Partner of BAPEF Advisers LP as
       LP as General Partner of the Baring               General Partner of the Baring Asia Private
       Asia Private Equity Fund LP1                      Equity Co-Investment LP

BARING ASIA PRIVATE EQUITY FUND LP2 BAPEF
 ADVISERS LP

By:       /s/ Connie A.E. Helyar                     By:         /s/ Connie A.E. Helyar
   -------------------------------------------          -----------------------------------------
Name:  Connie A. E. Helyar                         Name:    Connie A. E. Helyar
Title: Director, Baring Asia (GP) Limited          Title:   Director, Baring Asia (GP) Limited
       as General Partner of BAPEF Advisers                 As General Partner of BAPEF Advisers LP
       LP as General Partner of the Baring
       Asia Private Equity Fund LP2

BARING ASIA PRIVATE EQUITY FUND LP3 BARING ASIA
 (GP) LIMITED

By:       /s/ Connie A.E. Helyar                     By:         /s/ Connie A.E. Helyar
   -------------------------------------------          -----------------------------------------
Name:  Connie A. E. Helyar                          Name:    Connie A. E. Helyar
Title: Director, Baring Asia (GP) Limited           Title:   Director
       as General Partner of BAPEF Advisers
       LP as General Partner of the Baring
       Asia Private Equity Fund LP3